Rule 497(d)

                         FT 340

          Dow Jones Internet Index Securities Portfolio Series

          Supplement to the Prospectus dated April 9, 1999

Notwithstanding anything to the contrary in the Prospectus, during the initial offering period the Trust will not invest more than 5% of its portfolio in shares of any securities related issuer.

April 13, 1999